                                                                    EXHIBIT 99.3
BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                       15-Mar-02
Determined as of:                                           11-Mar-02
For the Monthly Period Ending:                              28-Feb-02
Days in Interest Period (30/360)                                   30
Days in Interest Period (Actual/360)                               28

                                                     Beginning             Ending            Change
                                                     ---------             ------            ------
Pool Balance (Principal)                             3,248,822,448.03     3,209,162,025.46  (39,660,422.57)
Excess Funding Account                                           0.00                 0.00            0.00

Invested Amount                                        500,000,000.00       500,000,000.00            0.00
Class A Invested Amount                                465,000,000.00       465,000,000.00            0.00
Class B Invested Amount                                 35,000,000.00        35,000,000.00            0.00

Principal Funding Account                                        0.00                 0.00            0.00

Adjusted Invested Amount                               500,000,000.00       500,000,000.00            0.00
Class A Adjusted Invested Amount                       465,000,000.00       465,000,000.00            0.00
Class B Adjusted Invested Amount                        35,000,000.00        35,000,000.00            0.00
Enhancement Invested Amount                                      0.00                 0.00            0.00

Reserve Account                                                  0.00         1,250,000.00    1,250,000.00

Available Cash Collateral Amount                        50,000,000.00        50,000,000.00            0.00
Available Shared Collateral Amount                      50,000,000.00        50,000,000.00            0.00
Spread Account                                           5,000,000.00         5,000,000.00            0.00

Servicing Base Amount                                  500,000,000.00       500,000,000.00            0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                         15.39%
Principal Allocation Pct                                        15.39%
Class A Floating Pct                                            93.00%
Class B Floating Pct                                             7.00%
Class A Principal Pct                                           93.00%
Class B Principal Pct                                            7.00%

                                                        Series
Allocations                          Trust              1996-A             Class A          Class B
-----------                     --------------------------------------------------------------------------
Principal Collections               328,977,426.67      50,630,256.29        47,086,138.39    3,544,117.90

Finance Charge Collections           49,741,259.93       7,655,275.22         7,119,405.95      535,869.27
PFA Investment Proceeds                  N/A                     0.00                 0.00            0.00
Reserve Account Draw                     N/A                     0.00                 0.00            0.00
 Less: Servicer Interchange                                520,833.33           484,375.00       36,458.33
                                                         ------------         ------------      ----------
Available Funds                                          7,134,441.89         6,635,030.95      499,410.94

Monthly Investor Obligations
----------------------------
Monthly Interest                                           807,430.55           747,745.83       59,684.72
Monthly Servicing Fee                                      104,166.67            96,875.00        7,291.67
Defaulted Amounts                    18,378,395.87       2,828,470.34         2,630,477.41      197,992.93
                                                         ------------         ------------      ----------
Total Obligations                                        3,740,067.56         3,475,098.24      264,969.32

Excess Spread                                            3,592,367.26         3,159,932.71      432,434.55
Required Amount                                                  0.00                 0.00            0.00

1 Mo. Libor Rate                          1.847500%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                              24,305.56
Interest on CCA Draw                                                                  0.00
                                                                                      ----
Monthly Cash Collateral Fee                                                      24,305.56


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BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                       8.89%
Principal Payment Rate - 3 month average                                11.10%
Calculated Current Month's Spread Account Cap                            1.00%
Spread Account Cap Adjustment                                            0.00%
Applicable Spread Account Cap Percentage                                 1.00%
Beginning Cash Collateral Amount                                50,000,000.00
Required Cash Collateral Amount                                 50,000,000.00
Cash Collateral Account draw                                             0.00
Cash Collateral Account Surplus                                          0.00
Beginning Spread Account Balance                                 5,000,000.00
Required Spread Account Amount                                   5,000,000.00
Required Spread Account Draw                                             0.00
Required Spread Account Deposit                                          0.00
Spread Account Surplus                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                       0
Controlled Accumulation Amount                                  46,500,000.00
Required PFA Balance                                                     0.00
Beginning PFA Balance                                                    0.00
Controlled Deposit Amount                                                0.00
Available Investor Principal Collections                        53,458,726.63
Principal Shortfall                                                      0.00
Shared Principal to Other Series                                53,458,726.63
Shared Principal from Other Series                                       0.00
Class A Monthly Principal                                                0.00
Class B Monthly Principal                                                0.00
Monthly Principal                                                        0.00
PFA Deposit                                                              0.00
PFA Withdrawl                                                            0.00
Ending PFA Balance                                                       0.00
Principal to Investors                                                   0.00
Ending Class A Invested Amount                                 465,000,000.00
Ending Class B Invested Amount                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                   10.13%
Revolving Investor Interest                                    500,000,000.00
Class A Invested Amount                                        465,000,000.00
Available Principal                                             50,630,256.34
Class A Accumulation Period Length                                         10

Reserve Account
---------------
Available Reserve Account Amount                                 1,250,000.00
Covered Amount                                                           0.00
Reserve Draw Amount                                                      0.00
Portfolio Yield                                                         13.48%
Reserve Account Factor                                                  83.33%
Portfolio Adjusted Yield                                                 9.47%
Reserve Account Funding Period Length                                       3
Reserve Account Funding Date                                        15-Mar-02
Weighted Average Coupon                                                  1.94%
Required Reserve Account Amount                                  1,250,000.00
Reserve Account Surplus                                                  0.00
Required Reserve Account Deposit                                 1,250,000.00
Portfolio Yield - 3 month average                                       13.61%
Base Rate - 3 month average                                              4.04%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                        9.57%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.